SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14 (c) of the Securities Exchange Act of 1934

Check the appropriate box:

|_|   Preliminary Information Statement

|_|   Confidential, for Use of the Commission Only
      (as permitted by Rule 14c-5 (d)(2))

|X|   Definitive Information Statement

                         Primary Business Systems, Inc.
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                  (Name of Registrant As Specified in Charter)

Payment of Filing Fee (Check the appropriate box):

|X|   No fee required.

|_|   Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

1)    Title of each class of securities to which transaction applies:

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2)    Aggregate number of securities to which transaction applies:

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3)    Per unit price or other underlying value of transaction computer pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)    Proposed maximum aggregate value of transaction:

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5)    Total fee paid:

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|_|   Fee paid previously with preliminary materials.

|_|   Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)    Amount Previously Paid:

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2)    Form, Schedule or Registration Statement No:

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4)    Date Filed:

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

                         PRIMARY BUSINESS SYSTEMS, INC.
                         433 Kitty Hawk Drive, Suite 226
                           Universal City, Texas 74148


To the Holders of Common Stock of
Primary Business Systems, Inc.

      Primary Business Systems, Inc., a Nevada corporation, has obtained the written consent from stockholders holding a majority of the outstanding common stock as of August 29, 2005, approving the following corporate actions: (i) a change in the name of the company to "PBS Holding, Inc." and (ii) a reverse split of the common stock of the company at the rate of one (1) share for every eight (8) shares of common stock currently outstanding. Fractional shares will not be issued and holders of our common stock will receive cash in lieu of a fractional share.

      We are implementing the name change and the reverse split because we want our name to more accurately reflect our future business operations and, with regard to the reverse split, to bring the number of shares outstanding into a more appropriate alignment with the current financial profile of Primary Business Systems.

      Details of the name change and reverse split and other important information are set forth in the accompanying Definitive Information Statement. The Board of Directors has unanimously approved the name change and reverse split as of August 25, 2005. Under Section 78.320 of the Nevada General Corporation Law, action by stockholders may be taken without a meeting, without prior notice, by written consent of the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize the action at a meeting at which all shares entitled to vote thereon were present and voted. On that basis, the stockholders holding a majority of the outstanding shares of common stock approved the name change and reverse split. No other vote or stockholder action is required. You are hereby being provided with notice of the approval of the name change and reverse split by less than unanimous written consent of the stockholders of Primary Business Systems.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

                                              By Order of the Board of Directors

                                                   /s/ Patrick D. Matthews

                                                     Patrick D. Matthews,
                                                          President

Universal City,
Texas

September 14, 2005

                         PRIMARY BUSINESS SYSTEMS, INC.

                           ---------------------------

                        DEFINITIVE INFORMATION STATEMENT

                           ---------------------------

                CONCERNING CORPORATE ACTION AUTHORIZED BY WRITTEN
                    CONSENT OF STOCKHOLDERS OWNING A MAJORITY
               OF SHARES OF CAPITAL STOCK ENTITLED TO VOTE THEREON

                           ---------------------------

                      WE ARE NOT ASKING YOU FOR A PROXY AND
                    YOU ARE REQUESTED NOT TO SEND US A PROXY

                           ---------------------------

      This Definitive Information Statement is being furnished to the stockholders of Primary Business Systems, Inc., a Nevada corporation ("we," "us" our "Company"), to advise our Stockholders of the corporate actions described herein, which have been authorized by the Board of Directors (the "Board") and by a written consent of stockholders beneficially and directly owning a majority of the outstanding voting securities of the Company entitled to vote thereon. This action is being taken in accordance with the requirements of the general corporation law of the State of Nevada ("NGCL").

      The Board has determined that the close of business on August 29, 2005 was the record date ("Record Date") for the stockholders entitled to notice about the proposal authorizing the change in the name of the company from "Primary Business Systems, Inc." to "PBS Holding, Inc" (the "Name Change") and a reverse split of the common stock at the rate of one (1) share of common stock for every eight (8) shares currently outstanding (the "Reverse Split").

      On August 25, 2005, the Board approved the Name Change and the Reverse Split and authorized the Company's officers to obtain written consents from the holders of a majority of the outstanding voting securities of the Company to approve the Name Change and the Reverse Split. Under Section 78.320 of the NGCL, any action required or permitted by the NGCL to be taken at an annual or special meeting of stockholders of a Nevada corporation may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Prompt notice of the approval of the Name Change and the Reverse Split must be given to those stockholders who have not consented in writing to the action and who, if the action had been taken at a meeting, would otherwise have been entitled to notice of the meeting.

      On August 29, 2005, three stockholders who were the beneficial and direct owners of record of 79,096,254 shares of the Company's common stock, representing approximately 91.67 % of the outstanding voting securities of the Company, executed and delivered to the Board written consents authorizing and approving the Name Change and the Reverse Split. Accordingly, no vote or further action of the stockholders of the Company is required to approve the Name Change or the Reverse Split. You are hereby being provided with notice of the


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

approval of the Name Change and the Reverse Split by less than unanimous written consent of the stockholders of the Company.

      This Definitive Information Statement describing the Name Change and the Reverse Split is first being mailed or furnished to the Company's stockholders on or about September 14, 2005, and such matters shall not become effective until at least 15 calendar days after this Definitive Information Statement is first sent or given to stockholders pursuant to the requirements of Rule 14c-2(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). We expect to file the Certificate of Amendment to our Amended Certificate of Incorporation to effect the Name Change and the Reverse Split on or about September 29, 2005.

      The Company will pay all costs associated with the distribution of this Definitive Information Statement, including the costs of printing and mailing.

      The executive offices of the Company are located at 433 Kitty Hawk Dr., Suite 226, Universal City, Texas 78148, and its telephone number is (210) 227-4191.



                           ---------------------------

      This Definitive Information Statement is first being mailed to stockholders on or about September 14, 2005 and is being furnished for informational purposes only.

                                VOTING SECURITIES

      The Company only has issued and outstanding common stock eligible to vote at the time of the shareholder actions. As of the Record Date, there were 86,278,297 shares of common stock issued and outstanding. Each share of common stock is entitled to one vote on all matters submitted to the holders of common stock for their approval. The consent of the holders of a majority of all of the Company's outstanding common stock was necessary to authorize the Name Change and the Reverse Split.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

      The following table and accompanying footnotes set forth certain information as of the Record Date with respect to the stock ownership of (i) those persons known to the Company to beneficially own more than 5% of the Company's common stock, (ii) each director of the Company, (iii) each executive officer of the Company and (iv) all directors and executive officers of the Company as a group. The information in the table below does not reflect the Reverse Split. Amount and Nature of Percent of Outstanding Securities.

----------------------------------------------------------------------------------------------------
              Name and                                 Amount of and
              Address of                                Nature of
Title of      Beneficial            Capacity with       Beneficial         Percentage
Class         Owner                    Company           Ownership*         of Class   No. of Votes
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
Common Stock  Patrick D.           Chairman, Chief       68,393,591          79.3%      68,393,591
$.001 Par     Matthews,               Executive
Value                                 Officer &
              433 Kitty Hawk Dr.,     President
              Suite 226,
              Universal City,
              Texas 78148
----------------------------------------------------------------------------------------------------

              Amanda Sinclair         Director,          6,417,850            7.4%      6,417,850
                                      Executive
              433 Kitty Hawk Dr.,  ice-President &
              Suite 226,              Secretary
              Universal City,
              Texas 78148
----------------------------------------------------------------------------------------------------

              Connie Matthews (1)     Director           4,284,813            4.9%      4,284,813

              433 Kitty Hawk Dr.,
              Suite 226,
              Universal City,
              Texas 78148
----------------------------------------------------------------------------------------------------
All Officers & Directors as a
Group (3 in number)                                       79,096,254          91.67%     79,096,254


-----------------------------------------------------------------------------------------------------


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

* Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock issuable upon the exercise of options or warrants currently exercisable or convertible within 60 days, are deemed outstanding for computing the percentage ownership of the person holding such options or warrants but are not deemed outstanding for computing the percentage ownership of any other person.

      (1)   Connie Matthews resigned from the Board effective August 31, 2005.

      The total combined votes of all stockholders listed on the foregoing table are 79,096,254 votes out of a total of 86,278,297 votes, or 91.67% of the voting shares.

      Patrick Matthews and Connie Matthews are husband and wife and Amanda Sinclair is their daughter. The three members of the Matthews family served as directors of the company as of August 25, 2005. Mr. Matthews serves as our chief executive officer and Ms. Sinclair is our secretary.

      As of the Record Date, there were no outstanding options or warrants to purchase shares of common stock issued by the Company.

                                   NAME CHANGE

      On August 25, 2005, the Board authorized a change in our corporate name to "PBS Holding, Inc." The Company's Amended Articles of Incorporation will be amended to reflect the Name Change. A form of Certificate of Amendment to our Amended Articles of Incorporation is attached to this Definitive Information Statement as Exhibit A.

      On August 29, 2005, stockholders holding an aggregate of 79,096,254 shares of common stock, representing approximately 91.67% of the outstanding voting securities of the Company, executed and delivered to the Board written consents authorizing and approving the Name Change.

      The elimination of the need for a meeting of the stockholders to approve the Name Change is authorized by NRS 78.320, which provides that the written consent of the holders of outstanding shares of voting capital stock having not less than the minimum number of votes which would be necessary to authorize or take the action at a meeting of which all shares entitled to vote on a matter were present and voted, maybe substituted for the special meeting. According to NRS 78.390, a majority of the outstanding shares of voting capital stock entitled to vote on the matter is required in order to amend the Company's Amended Articles of Incorporation. In order to eliminate the costs and management time involved in holding a special meeting, and in order to effectuate the Amendment as early as possible in order to accomplish the purposes of the Company, the Board decided to utilize the written consent of the Majority Stockholders of the Company.

      SHAREHOLDERS WILL BE REQUIRED TO RETURN THEIR SHARE CERTIFICATES TO THE COMPANY'S TRANSFER AGENT IN ORDER TO RECEIVE NEW SHARE CERTIFICATES. DO NOT FORWARD YOUR SHARE CERTIFICATES UNTIL YOU RECEIVE NOTICE FROM OUR TRANSFER AGENT, REGISTER AND TRANSFER COMPANY.


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

                                 REVERSE SPLIT

      On August 25, 2005, the Board authorized the Reverse Split by a diminution in the number of shares of outstanding common stock at the rate of one (1) share for every eight (8) shares of common stock then outstanding. A form of Certificate of Amendment to our Amended Articles of Incorporation is attached to this Definitive Information Statement as Exhibit A.

      On August 29, 2005, stockholders holding an aggregate of 79,096,254 shares of common stock, representing approximately 91.67% of the outstanding voting securities of the company, executed and delivered to the Board written consents authorizing and approving the Reverse Split.

      The Board did not approve the Reverse Split with the intention of taking the Company private. As of August 29, 2005, we had approximately 183 record holders of our common stock. We anticipate that as a result of the Reverse Split, we will have approximately 53 record holders of our common stock. The Board decided that the Company's current operations, financial condition and capitalization were not in harmony and that there were too many shares of common stock outstanding. In addition, the Board believes that the Reverse Split will result in a higher stock price which may make it possible to create market interest in the Company's stock and therefore raise necessary capital.

      At the close of business on August 29, 2005, the Company's common stock closing price was $0.04 per share. Our stock is thinly traded on the Over-the-Counter Bulletin Board under the symbol PYBS.OB.

      Under Nevada law, the action to reverse split of a company's common stock applies only to the outstanding shares of common stock and does not change the number of authorized shares of capital stock of the Company. Therefore, after the Reverse Split, the Board will have the authority to issue up to 750,000,000 shares of common stock, $.001 par value, as authorized by its current Amended Certificate of Incorporation. After the Reverse Split, there will be approximately 10,784,787 shares of the Company's common stock outstanding. Fractional shares caused by the Reverse Split will not be issued. Holders of our common stock who would otherwise receive fractional shares will receive cash instead. The amount of cash to be received will be based upon the closing price of our common stock on the trading day immediately prior to the filing of a certificate of amendment to the Company's Amended Articles of Incorporation with the State of Nevada to effect the Reverse Split. The common stock does not have any pre-emptive rights. None of the rights of the common stock are being changed as a result of the Reverse Split, and therefore the rights of the stockholders will remain unchanged, including the right of one vote for each share of common stock in any action requiring a vote of the holders of common stock, liquidation rights after any preference shares, and dividends when and if declared by the Board.

      Stockholders will be required to exchange outstanding stock certificates for new certificates in connection with the Reverse Split. If any fractional shares result from the reverse split, on the basis of the aggregate number of shares held by a stockholder, the fractional share will represent the right to receive a cash payment for such fractional share. Stockholders do not have any dissenter or appraisal rights in connection with the Reverse Split.

      SHAREHOLDERS WILL BE REQUIRED TO RETURN THEIR SHARE CERTIFICATES TO THE COMPANY'S TRANSFER AGENT IN ORDER TO RECEIVE NEW SHARE CERTIFICATES. DO NOT FORWARD YOUR SHARE CERTIFICATES UNTIL YOU RECEIVE NOTICE FROM OUR TRANSFER AGENT, REGISTER AND TRANSFER COMPANY.

                              AVAILABLE INFORMATION

      Please read all the sections of this Definitive Information Statement carefully. We are subject to the informational requirements of the Exchange Act and in accordance therewith, file reports, proxy statements and other information with the SEC. These reports, proxy statements and other information filed by us with the SEC may be inspected without charge at the public reference section of the SEC at 100 F Street, NE, Washington, DC 20549, Office of Investor Education and Assistance. Copies of this material also may be obtained from the SEC at prescribed rates. The SEC also maintains a website that contains reports, proxy and information statements and other information regarding public companies that file reports with the SEC. Copies of these materials may be obtained from the SEC's website at http://www.sec.gov.

                    STOCKHOLDER COMMUNICATION WITH DIRECTORS

      Stockholders who wish to communicate with the Board or with a particular director may send a letter to the Company at 433 Kitty Hawk Dr., Suite 226, Universal City, Texas 78148. The company's telephone number is (210) 658-4675. Any communications should clearly specify it is intended to be made to the entire Board or to one or more particular director(s). Under this process, the recipient of the communication will review such correspondence and will forward to the Board a summary of all such correspondence and copies of all correspondence that, in the opinion of the review deals with the functions of the Board, or that the reviewer otherwise determines requires their attention. Directors may at any time review a log of all correspondence received by the Company that is addressed to the members of the Board and request copies of such correspondence. Concerns relating to accounting, internal controls or auditing matters are immediately brought to the attention of the Board.

                           NO SOLICITATION OF PROXIES

      This Definitive Information Statement is being furnished to you pursuant to the requirements of Section 14(c) under the Exchange Act to report actions taken by written consent of the Majority Stockholders. No action is required upon the part of any other stockholder, and no proxy is being solicited. The cost of mailing this Definitive Information Statement will be borne by the Company.

      COPIES OF THE COMPANY'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED DECEMBER 31, 2004 ON FORM 10-KSB ARE AVAILABLE TO STOCKHOLDERS WITHOUT CHARGE UPON WRITTEN REQUEST TO PRIMARY BUSINESS SYSTEMS, INC., 433 KITTY HAWK DR., SUITE 226, UNIVERSAL CITY, TEXAS 78148, ATTN: INVESTOR RELATIONS.

Dated September 14, 2005

                                             By order of the Board of Directors,

                                                  /s/ Patrick D. Matthews

                                                    Patrick D. Matthews
                                                         President

                                    Exhibit A
                                    ---------

                            CERTIFICATE OF AMENDMENT
                                       TO
                        AMENDED ARTICLES OF INCORPORATION
                                       OF
                         PRIMARY BUSINESS SYSTEMS, INC.
                               ------------------
                        Pursuant to Section 78.390 of the
                        General Corporation Law of Nevada
                               ------------------

      The undersigned President of Primary Business Systems, Inc.
("Corporation") DOES HEREBY CERTIFY:

      FIRST: The name of the Corporation is Primary Business Systems, Inc.

      SECOND: The stockholders of the Corporation, acting by written consent of a majority of shareholders entitled to vote, approved a change in the name the Corporation. Article I of the amended articles of incorporation is amended to read as follows:

      "Article I: The name of the Company shall be PBS HOLDING, INC."

      THIRD: The stockholders of the Corporation, acting by written consent of a majority of shareholders entitled to vote, approved a reverse stock split of the Corporation's common shares at the rate of ONE (1) share for every EIGHT (8) shares of issued and outstanding common stock. The reverse split does not affect the number of authorized shares of common stock under Article IV, which authorizes up to 750,000,000 shares of common stock.

      FOURTH: The foregoing Amendments of the Articles of Incorporation were duly approved by the Corporation's Board of Directors and thereafter were duly adopted by the written consent of the holders of a majority of the outstanding voting stock of the Corporation representing 79,096,254 shares of common stock and 91.67 percent of the issued and outstanding common stock.

      IN WITNESS WHEREOF, we have duly executed this Certificate of Amendment this _____ day of _________ 2005.


                                                    /s/ Patrick D. Matthew
                                                -------------------------------
                                                      Patrick D. Matthews,
                                                           President

                                                      /s/ Amanda Sinclair
                                                -------------------------------
                                                        Amanda Sinclair
                                                           Secretary



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